UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2026

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On March 30, 2026, Vireo Growth Inc. (the “Company”) issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01	Entry into a Material Definitive Agreement.

As previously disclosed, on December 16, 2025, Vireo Health, Inc. (“Buyer”), a Delaware corporation and wholly owned subsidiary of the Company, the Company, PharmaCann Inc., a Delaware corporation (“PharmaCann”), certain of PharmaCann’s subsidiaries (collectively with PharmaCann, the “Seller Parties”), and Argent Institutional Trust Company (“Agent”), as collateral agent under the Indenture, dated as of June 24, 2021, by and among PharmaCann, as issuer, the Guarantors (as defined thereunder) party thereto, including the Seller Parties, and Agent, as trustee and collateral agent thereunder, entered into an Asset Purchase Agreement (the “APA”).

In connection with the transactions contemplated by the APA, the Seller Parties and an affiliate of the Company entered into a Management Services Agreement, dated as of December 16, 2025 (the “MSA”), pursuant to which the Company’s affiliate will provide the Seller Parties with certain management services related to the Dispensaries until the closing date.

Pursuant to the terms of the APA, in connection with the effectiveness date of the MSA, which was March 22, 2026, on March 24, 2026, the Company delivered 90,740,741 subordinate voting shares of the Company from treasury into escrow with Odyssey Trust Company as escrow agent. Such subordinate voting shares are being held and shall remain in escrow pending their potential release and delivery as consideration under the APA upon the close of the acquisition of the assets under the APA.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of applicable securities laws. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements regarding the completion of the transactions contemplated by the APA, including the issuance of the subordinate voting shares as consideration thereunder, the timing of close of the transactions contemplated by the APA, and other statements that are not historical facts. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements, including risks involved with the adverse impact of the transactions contemplated by the APA on the Company’s business, financial condition, and results of operations; the Company’s ability to successfully consummate the transactions contemplated by the APA; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the transactions contemplated by the APA; the effects of the transactions contemplated by the APA on the Company and the interests of various constituents; risks and uncertainties associated with the transactions contemplated by the APA, some of which are beyond the Company’s control; subject to the successful outcome of the transactions contemplated by the APA, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; as well as the other risks set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, which is available on EDGAR with the SEC and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com. The transactions contemplated by the APA remain subject to material conditions, including satisfaction of all conditions to the APA, and there can be no assurance that the Company will be successful in completing the transactions contemplated by the APA or any other similar transaction on the terms described herein, on different terms, or at all. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, the securities referred to herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated as of March 30, 2026
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

Date: March 30, 2026	By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer